EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         I, Dennis R. Sheehan, the Chief Executive Officer of The BISYS Group, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the fiscal quarter ended March 31, 2003 (the "Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 13, 2003

                                          /s/ Dennis R. Sheehan
                                          ----------------------------------
                                           Dennis R. Sheehan



         A signed original of this written statement required by Section 906 has been provided to The BISYS Group, Inc. and will be retained by The BISYS Group, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.

EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                    SECTION 906 OF SARBANES-OXLEY ACT OF 2002

         I, Andrew C. Corbin, the Chief Financial Officer of The BISYS Group, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of the Company for the fiscal quarter ended March 31, 2003 (the "Form 10-Q"), which this certification accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   May 13, 2002

                                               /s/ Andrew C. Corbin
                                               ------------------------------
                                                Andrew C. Corbin



         A signed original of this written statement required by Section 906 has been provided to The BISYS Group, Inc. and will be retained by The BISYS Group, Inc. and furnished to the Securities and Exchange Commission or its Staff upon request.






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